STATEMENT OF ADDITIONAL INFORMATION
                                AYCO GROWTH FUND

                                   May 1, 2003

                                 A series of the
                                Ayco series TRUST
                     One Wall Street, Post Office Box 15073
                           Albany, New York 12212-5073
                            Telephone: 1-800-235-3412


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus for the Ayco Series Trust ("Trust") dated May 1, 2003, which may be obtained without charge by writing to the Trust at the address listed above or by calling the telephone number listed above. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

The audited financial statements of the Ayco Growth Fund ("Fund") for the fiscal year ended December 31, 2002 are incorporated herein by reference to the Fund's 2002 Annual Report, which may be obtained without charge by writing to the Trust at the address listed above or by calling the telephone number listed above.



                                TABLE OF CONTENTS
                                                                          Page

THE TRUST......................................................................2

INVESTMENT LIMITATIONS.........................................................2

DESCRIPTION OF PERMITTED INVESTMENTS...........................................4

THE INVESTMENT MANAGER.........................................................9

THE ADMINISTRATOR.............................................................11

THE TRANSFER AGENT............................................................12

PORTFOLIO TRANSACTIONS........................................................12

THE DISTRIBUTOR...............................................................13

THE CUSTODIAN.................................................................13

THE LEGAL COUNSEL.............................................................13

THE INDEPENDENT AUDITORS......................................................13

CODE OF ETHICS................................................................13

MANAGEMENT OF THE TRUST.......................................................13

Control Persons and Principal Holders of Voting Securities....................16

CALCULATION OF TOTAL RETURN...................................................17

PURCHASE AND REDEMPTION OF SHARES.............................................18

DETERMINATION OF NET ASSET VALUE..............................................18

TAXES.........................................................................19

FINANCIAL STATEMENTS..........................................................21



THE TRUST


Ayco Series Trust ("Trust") is a Delaware statutory trust organized on August 30, 2000. It is registered under the Investment Company Act of 1940 Act, as amended ("1940 Act"), as an open-end diversified management investment company, commonly known as a "mutual fund."


The Trust currently consists of one series, the Ayco Growth Fund. In the future, the Trust may establish additional series and classes of shares.

Legal Considerations

Under Delaware law, annual election of Trustees is not required, and, in the normal course, the Trust does not expect to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholder meetings may be called for any purpose deemed necessary or desirable upon the written request of the Shareholders holding at least ten percent (10%) of the outstanding shares of the Trust entitled to vote. Shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for that purpose.

Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

The shares of the Fund, when issued, will be fully paid and non-assessable and will have no preference, preemptive, conversion, exchange, or similar rights.

                             INVESTMENT LIMITATIONS

Fundamental Policies

The Fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

1. Borrowing. The Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions, that may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks or other persons to the extent permitted by applicable law.

2. Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.


3. Underwriting. The Fund may not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended ("1933 Act"), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.


4. Purchases of Commodities. The Fund may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

5. Loans. The Fund may not lend any security or make any loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties. This limitation does not apply to purchases of publicly distributed or privately placed debt securities or money market instruments or to entering into repurchase agreements by the Fund.

6. Concentration. The Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry, provided that this limitation does not apply to investment in obligations issued or guaranteed by the United States Government, state or local governments, or their agencies or instrumentalities. Industries are determined by reference to the classifications set forth in the Fund's Annual Report.

7. Real Estate. The Fund may not purchase or sell real estate, except that the Fund may purchase (i) securities of issuers that invest or deal in real estate, (ii) securities that are directly or indirectly secured by real estate or interests in real estate, and (iii) securities that represent interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. In addition, the Fund may make direct investments in mortgages.

8. Diversification. The Fund may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the voting securities of any one issuer.

Non-Fundamental Policies

The following are the Fund's non-fundamental operating policies, which may be changed by the Board of Trustees of the Fund without shareholder approval.

The Fund may not:

1. Short Sales. Effect short sales of securities or properties, unless (at all times when a short position is open) the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short. Permissible futures contracts, options or currency transactions will not be deemed to constitute selling securities short.

2. Margin. Purchase securities on margin, except that the Fund may: (i) make use of any short-term credit necessary for the clearance of purchases and sales of portfolio securities and (ii) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments.

3. Illiquid Securities or Restricted Securities. Purchase: (a) illiquid securities (i.e., securities that cannot be disposed of for their approximate value in seven days or less), (b) securities restricted as to resale (excluding securities determined by the Board of Trustees to be readily marketable), and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets would be invested in such securities.

4.   Other  Investment  Companies.   Purchase  securities  of  other  investment
     companies except in compliance with the 1940 Act.

5. Futures Transactions. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act.

6. Options, etc. Invest in puts, calls, straddles, spreads, swaps or any combination thereof, except to the extent permitted by the Fund's Prospectus and Statement of Additional Information, as amended from time to time.

7. Oil, Gas or Other Mineral Exploration or Development Programs. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities.

Except for the fundamental investment limitations listed above, all other investment policies, limitations, and restrictions described in the Prospectus and this Statement of Additional Information, including the Fund's investment objective, are not fundamental and may be changed solely with the approval of the Trust's Board of Trustees. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                      DESCRIPTION OF PERMITTED INVESTMENTS

The primary investment strategies and risks of the Fund are described in the Prospectus. In addition to those strategies, the Fund may engage in other types of investment strategies as further described in the descriptions below. The Fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law. If the Fund anticipates committing 5% or more of its net assets to a particular type of investment strategy or instrument, this fact is specifically noted in the descriptions below of such investment strategy or instrument.

Convertible Securities. The Fund may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate, which enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the investment manager to the Fund ("Manager") will consider such event in its determination of whether the Fund should continue to hold the securities.

Depositary Receipts. The Fund may invest in depositary receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts ("ADRs"), Global
Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other Depositary Receipts are subject to the risks of other investments in foreign securities, as described directly below.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Foreign Securities. The Fund may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Depositary Receipts.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a United States issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than United States markets and the Fund's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable United States companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement," which can result in losses to the Fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into United States dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in United States and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in United States dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market countries are subject to more specific risks, as discussed below:

Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of emerging market countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in emerging market countries are substantially smaller, less liquid and more volatile than are the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. Similarly, volume and liquidity in the bond markets in emerging market countries are less than those in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in emerging market countries may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in emerging market countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the emerging market countries are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of emerging market countries, changes in the value of those currencies against the United States dollar will result in corresponding changes in the United States dollar value of the Fund's assets denominated in those currencies.

Forward Commitments, When-Issued and Delayed Delivery Securities. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the Fund is required to create a segregated account with the Trust's custodian and to maintain in that account cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments, when-issued or delayed delivery commitments.

The Fund may make contracts to purchase forward commitments if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

The Fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although the Fund does not intend to make such purchases for speculative purposes and the Fund intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, it may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Investment Company Securities. Investment company securities are securities of other open-end or closed-end management investment companies and unit investment trusts. Except for so-called fund-of-funds, the 1940 Act generally prohibits the Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits the Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Investment Grade Debt Securities. The Fund may invest in or hold investment grade debt securities. Investment grade debt securities are securities rated Baa or higher by Moody's Investors Service Inc. ("Moody's") or BBB or higher by Standard & Poor's Rating Services, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's") or comparable quality unrated securities. Those investment grade debt securities rated Baa or BBB, while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which the Fund, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by the Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. The Fund's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. The Fund will enter into repurchase agreements (with respect to United States Government obligations, certificates of deposit, or bankers' acceptances) with registered broker-dealers, United States Government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Manager, pursuant to guidelines adopted by the Board of Trustees. Generally, the Fund does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In the event a repurchase agreement is considered a loan and the seller defaults, the Fund might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Securities Loans. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. The Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, United States Government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. The Fund will generally not have the right to vote securities while they are being loaned, but the Manager will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

Small Company Securities. The Fund may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks because these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons.

United States Government Securities. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("United States Government securities"). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. United States Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the United States Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are supported only by the credit of the particular agency (e.g., Interamerican Development
Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

Warrants. The Fund may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

                             THE INVESTMENT MANAGER

The Ayco Company, L.P. ("Ayco"), One Wall Street, Albany, New York 12205, serves as the Manager through its Ayco Asset Management division pursuant to an investment management agreement ("Management Agreement"). The General Partner of Ayco is Hambre, Inc., a corporation wholly-owned by John Breyo, the Trust's Chief Executive Officer and a Trustee of the Trust. Subject to the Management Agreement and the authority of the Board of Trustees, the Manager, among other things: (i) makes investment decisions on behalf of the Fund; (ii) places all orders for the purchase and sale of investments for the Fund with brokers or dealers that it selects; and (iii) performs certain related administrative functions in connection therewith.

Under the Management Agreement, the Manager is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following: o Office space, all necessary office facilities and equipment;

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions related to and to be performed under the Trust's agreement or agreements for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; and

o Information and services, other than services of outside counsel or independent accountants, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns. The Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Manager or its affiliates.

The Management Agreement is in effect for a term ending November 30, 2003. For its services, the Manager is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% of the Fund's average daily net assets. The Manager and the Trust have also entered into an expense limitation agreement with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of the Fund are limited to the extent described in the "Management of the Fund--The Investment Manager--Expense Limitation Agreement" section of the Prospectus. The Manager has waived the following amount of its fees and reimbursed the following amount of the Fund's expenses during the past three fiscal years ending December 31, 2000, 2001 and 2002:


----------------------------------------------------------------------------------------------------
                                Fees Waived and Expenses Reimbursed
                                    for fiscal years ended 12/31
----------------------------------------------------------------------------------------------------
                                            2000*                  2001                  2002
                                            -----                 ------                 -----
Expenses Reimbursed                       $26,089               $274,481              $229,992
Management Fee Waived                     $    72               $ 61,830              $ 98,384
Total fees waived and expenses
   reimbursed by the Manager              $26,161               $336,311              $328,376
---------------------------------- ---------------------- --------------------- ---------------------
        * The Fund commenced operations on December 1, 2000.


Under the Management Agreement, the Manager is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from its reckless disregard of its duties and obligations under the Management Agreement.

The continuance of the Management Agreement must be specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees") by votes cast in person at a meeting called for such purpose. The Management Agreement may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon sixty (60) days' written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days' written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Approval of Management Agreement

At the Trust's board meeting held on November 14, 2002, the Trustees considered and approved the Management Agreement. Prior to that meeting, the Trustees were provided with, and evaluated, information prepared by the Manager, memoranda concerning the Board's duties and responsibilities in evaluating and approving the Management Agreement that were prepared and provided to the Board by counsel to the Fund and the Independent Trustees, as well as other information. The Trustees considered the nature and quality of the investment management services proposed to be provided to the Fund by the Manager under the Management Agreement and the personnel who would provide those services.

The Trustees also considered the fees proposed to be paid to the Manager for its investment management services, as well as any compensation proposed to be paid to the Manager or its affiliates for other non-advisory services provided to the Fund. The Trustees also considered the possible costs and benefits associated with hiring another investment manager, including the costs of obtaining shareholder approval of an investment management agreement with a new investment manager. Additionally, the Trustees considered the contractual fee waivers and expense reimbursements agreed to by the Manager.

The Trustees also considered the costs incurred and the benefits received by the Manager and its affiliates, including the expected profitability to the Manager from providing services to the Fund under the Management Agreement. In addition, the Trustees considered the manner in which the Manager proposed to execute portfolio transactions for the Fund, including the broker-dealers and execution venues proposed to be used by the Manager. The Trustees also considered potential benefits available to the Manager from the Fund's portfolio transactions, including any research services that the Manager could receive from a broker-dealer in return for allocations portfolio transactions of the Fund to that broker-dealer in a "soft-dollar" arrangement.

Based on the information reviewed and the discussions, the Trustees concluded that they were satisfied with the nature and quality of the services proposed to be provided by the Manager to the Fund and that the management fee rate was reasonable in relation to such services. The Independent Trustees were assisted by independent legal counsel in their deliberations.

ANTICIPATED ACQUISITION OF AYCO COMPANY L.P. AND MERCER ALLIED COMPANY, L.P. BY GOLDMAN SACHS GROUP, INC.

On April 14, 2003, Ayco, the Distributor and Goldman Sachs Group Inc. ("GSG") reached an agreement under which GSG will acquire Ayco and the Distributor, and Ayco and the Distributor will each become a direct or indirect wholly owned subsidiary of GSG (the "Transaction"). The closing of the Transaction is expected to occur on or about June 30, 2003. GSG is a global investment banking, securities, and investment management firm that provides a wide range of services worldwide to clients that include corporations, financial institutions, governments and high net worth individuals. GSG is headquartered in New York and maintains offices in London, Frankfurt, Tokyo, Hong Kong and other major financial centers around the world. Completion of the acquisition is contingent upon, among other things, regulatory and other necessary approvals and satisfaction of customary closing conditions.

Ayco does not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Fund as a result of the transaction. However, consummation of the transaction will result in a change of control of Ayco and the Distributor and will thus constitute an "assignment," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund's investment advisory agreement with Ayco ("Advisory Agreement") and the Fund's principal underwriting agreement with the Distributor ("Distribution Agreement'). As a result, the Advisory Agreement and Distribution Agreement automatically will terminate upon their assignment.

In anticipation of the Transaction and assignment of the current Advisory Agreement, it is expected that the Board of Trustees will approve an interim investment advisory agreement ("Interim Agreement") that is identical in all materials respects to the Fund's current Advisory Agreement and that would take effect after the termination of the current Advisory Agreement. In order to be in compliance with the 1940 Act, such Interim Agreement must be approved by shareholders no later than 150 days after the termination of the current Advisory Agreement.

It is expected that other actions and approvals by the Board of Trustees will be necessary in order for the Fund to remain in operation following the Transaction. The Board will take all such further actions as it deems to be necessary, appropriate and in the best interests of the Fund and its shareholders.


                                THE ADMINISTRATOR

The Trust has entered into Fund Accounting and Fund Administration Servicing Agreements with U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services) ( "Fund Services" or "Administrator"), a Wisconsin limited liability company, whose address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Administrator  will perform the following  services,  among others,  for the
Trust: (1) act as liaison among all Fund service providers; (2) supply corporate secretarial services, office facilities, non-investment-related statistical and research data as needed, and assistance in preparing for, attending and administering shareholder meetings; (3) provide services to the Board such as establishing meeting agendas for all regular and special Board meetings, preparing Board reports based on financial and administrative data, evaluating independent accountants, monitoring fidelity bond and errors and omissions/director and officer liability coverage, preparing minutes of Board and shareholder meetings of the Board and shareholders meetings, recommending dividend declarations and capital gain distributions to the Board, preparing and distributing to appropriate parties notices announcing declarations of dividends and other distributions; (4) provide assistance and support in connection with audits; (5) prepare and update documents, such as the Trust's Declaration of Trust and by-laws, provide assistance in connection with routine regulatory examinations or investigations, coordinate all communications and data collection with regard to any regulatory examinations and yearly audits by independent accountants, maintain a general corporate and compliance calendar for the Trust, prepare, propose and monitor the Trust budget, and develop or assist in developing guidelines and procedures to improve overall compliance by the Trust and its various agents; (6) monitor of compliance of the Trust with regulatory requirements; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) provide assistance in financial reporting matters; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon the average daily net assets of the Fund, for administration services, is at the following annual rates: 0.0875% of the Fund's first $200 million of average daily net assets, 0.075% on the next $500 million, and 0.05% on average daily net assets over $700 million. Compensation to the Administrator, based upon the average daily net assets of the Fund, for accounting services, is at the following annual rates: $30,000 for the Fund's first $100 million of average daily net assets, 0.0156% on the next $200 million, and 0.01% on average daily net assets over $300 million. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. During the fiscal years ended December 31, 2000, 2001 and 2002 the Fund incurred the following fees payable to the Administrator pursuant to the Fund Accounting and Fund Administration Servicing Agreement:

      ------------------------------------------------------
                    Fund Administration Fees
             (incurred for fiscal years ended 12/31)
      ------------------------------------------------------
        2000*               2001             2002
        ----                ----             ----
       $3,024              $40,306         $39,997
      ---------------------- ---------------- ---------------
      * The Fund commenced operations on December 1, 2000.

                               THE TRANSFER AGENT

The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund.

                             PORTFOLIO TRANSACTIONS

The Manager is authorized to select brokers and dealers to effect securities transactions for the Fund. The Manager will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Manager generally seeks reasonably competitive commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Manager seeks to select brokers or dealers that offer the Fund best price and execution or other services which are of benefit to the Fund. Certain brokers or dealers assist their clients in the purchase of shares and charge a fee for this service in addition to the Fund's public offering price. In the case of securities traded in the over-the-counter market, the Manager expects normally to seek to select primary market makers.

During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid the following commissions to brokers:

      ------------------------------------------------------
                      Brokerage Commissions
             (incurred for fiscal years ended 12/31)
      ------------------------------------------------------
        2000*               2001             2002
        ----                ----             ----
      $ 500               $10,431         $10,204
      ---------------------- ---------------- ---------------
      * The Fund commenced operations on December 1, 2000.


The Manager may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Manager. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Manager will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement. If, in the judgment of the Manager, the Fund or other accounts managed by the Manager will be benefited by supplemental research services, the Manager is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining Fund strategy; providing computer software used in security analyses; and providing Fund performance evaluation and technical market analyses. The expenses of the Manager will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Manager will find all of such services of value in advising the Fund.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Manager may consider sales of the Fund's shares as a factor in the selection of broker-dealers to execute Fund transactions for the Fund.

The Board of Trustees has adopted a Code of Ethics governing personal trading by persons who manage or who have access to trading activity by the Fund. The Code of Ethics allows such persons to trade in securities that may be held by the Fund under certain circumstances. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information.

                                 THE DISTRIBUTOR

Mercer Allied Company, L.P. ("Distributor"), One Wall Street, Post Office Box 15073, Albany, New York 12212-5073, acts as an underwriter and distributor of the Trust to assist in sales of Fund shares pursuant to a Distribution Agreement ("Distribution Agreement") approved by the Board of Trustees of the Trust. The General Partner of the Distributor is Breham, Inc., a corporation wholly-owned by John Breyo, the Trust's Chief Executive Officer and a Trustee of the Trust, and therefore, may be deemed to be affiliated with Ayco. The Distributor receives from the Fund no compensation for its distribution for its services to the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers, Inc.

After its initial two year term, the Distribution Agreement will remain in effect from year to year provided the Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or the Fund ("Independent Trustees") and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party.

The Distributor or its affiliates will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of Fund shares to prospective Contract owners and participants in tax-qualified retirement plans and preparing, printing and mailing any other literature or advertising in connection with the offering of Fund shares to prospective Contract owners and participants in tax-qualified retirement plans.

                                  THE CUSTODIAN


U.S. Bank, N.A. ("Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request, and maintains records in connection with its duties as Custodian. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian


                                THE LEGAL COUNSEL

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006 serves as legal counsel to the Trust and its Board.

                            THE INDEPENDENT AUDITORS

The firm of  PricewaterhouseCoopers  LLP, 100 East Wisconsin Avenue,  Milwaukee,
Wisconsin 53202, serves as independent auditors for the Fund. PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Fund.

                                 CODE OF ETHICS


The Trust, Ayco and the Distributor have adopted codes of ethics, as required by applicable law, which are designed to prevent affiliated persons of the Trust, Ayco and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.


                             MANAGEMENT OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The name, address, and age of each Trustee is given below as well as their position(s) (if any) with the Trust and/or Fund and principal occupations for the last five years. Each may have held other positions with the named companies during that period.


                              INDEPENDENT TRUSTEES

-------------------------------- --------------- --------------- ------------------------- ---------------------
Name, Address and Age            Position(s)     Year        of  Principal  Occupation(s)  Other  Directorships
                                 with
                                 Fund/Trust(1)   Election        During Past 5 Years       Held by Trustee
-------------------------------- --------------- --------------- ------------------------- ---------------------
Herbert A. Chesbrough (56)       Trustee         2000            President of Saratoga     None
Saratoga Performing Arts Center                                  Performing Arts Center,
Saratoga Springs, New York 12866                                 Inc. (Saratoga Springs,
                                                                 New York)
-------------------------------- --------------- --------------- ------------------------- ---------------------
Anthony J. DePaula (58)          Trustee         2000            Owner and President of    None
781 Central Avenue                                               DePaula Chevrolet, Inc.
Albany, New York 12206
-------------------------------- --------------- --------------- ------------------------- ---------------------
Paul T. Heiner (56)(2)           Trustee         2003            President and Chief       None
1380 Van Antwerp Road                                            Executive Officer of
Schenectady, NY 12309                                            Logic Technology, Inc.
-------------------------------- --------------- --------------- ------------------------- ---------------------
(1)  Each Trustee oversees the Fund, the only portfolio of the Trust.
(2)  This Trustee was appointed to the Board on January 31, 2003.


                               INTERESTED TRUSTEE

----------------------- --------------- ---------- ------------------------- ---------------------
                        Position(s)
                        with            Year of    Principal  Occupation(s)  Other  Directorships
Name, Address and Age   Fund/Trust(1)   Election   During Past 5 Years       Held by Trustee
----------------------- --------------- ---------- ------------------------- ---------------------
John Breyo (57)         Chief           2000       Chief Executive           Trustee, Granum
One Wall Street         Executive                  Officer, Chairman of      Series Trust
Albany, New York 12212  Officer and                the Board of Directors
                        Trustee                    and President, Ayco
                                                   (Sept. 1997 - current);
                                                   Office of the President
                                                   (1986- Sept. 1997)
----------------------- --------------- ---------- ------------------------- ---------------------

(1)  The Trustee oversees the Fund, the only portfolio of the Trust.


                                 TRUST OFFICERS


Each  officer of the Trust,  with the  exception  of  Michael  Weckwerth,  is an employee of Ayco. The Trust's principal officers are:
-------------------------------------- --------------- --------------- ------------------------- ---------------------
Name, Address and Age                  Position(s)     Year
                                       with            of              Principal  Occupation(s)  Other  Directorships
                                       Fund/Trust(1)   Election        During Past 5 Years       Held by Trustee
-------------------------------------- --------------- --------------- ------------------------- ---------------------
John J. Collins, III (49)              Chief           2000            Chief Financial           None
101 State Farm Place                   Financial                       Officer, Ayco
Ballston Spa, New York 12020           Officer and
                                       Controller
-------------------------------------- --------------- --------------- ------------------------- ---------------------
Peter H. Heerwagen (57)                Vice            2000            Senior Vice President,    None
855 Rte. 146, Suite 120                President and                   Investment Services &
Clifton Park, New York 12065           Secretary                       Chief Investment
                                                                       Officer, Ayco
-------------------------------------- --------------- --------------- ------------------------- ---------------------
Margaret M. Keyes (39)                 Assistant       2000            Deputy General Counsel,   None
One Wall Street                        Secretary                       Ayco
Albany, New York 12205
-------------------------------------- --------------- --------------- ------------------------- ---------------------
Michael J. Weckwerth (29)              Assistant       2002            Assistant Vice            None
615 East Michigan Street               Secretary                       President, U.S. Bancorp
Milwaukee, WI 53202                                                    Fund Services, LLC
                                                                       (August 1996-current)
-------------------------------------- --------------- --------------- ------------------------- ---------------------

                                Board Committees

The Board of Trustees has two standing committees, as described below:

1. Audit Committee. The Audit Committee is responsible for: (a) overseeing the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) overseeing the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (c) acting as a liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee met twice this past fiscal year ended. The Independent Trustees--Herbert A. Chesbrough, Anthony J. DePaula and Paul T. Heiner--comprise the Audit Committee.

2. Nominating and Conflicts Committee. The Nominating and Conflicts Committee is responsible for making nominations for Independent Trustee membership on the Board of Trustees. The Nominating and Conflicts Committee also is responsible for: (a) making nominations for membership on all committees;
     (b) reviewing Board of Trustees' committee assignments; (c) periodically reviewing the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Trustees; (d) periodically reviewing Independent Trustees' compensation and recommending any appropriate changes to the Board of Trustees; and (e) monitoring the Trust for the existence of: (i) any "material irreconcilable conflict" among the interests of Contracts, owners or holders of interests in Contracts ("Contract owners") issued through life insurance company separate accounts investing in the Fund and tax qualified pension and retirement plans outside the separate account context ("Qualified Plans") investing in the Fund; and (ii) any material conflicts among the interests of shareholders of each class of shares into which the Fund may be subdivided, if any. The Independent Trustees--Herbert A. Chesbrough, Anthony J. DePaula and Paul Heiner--comprise the Nominating and Conflicts Committee.


Compensation. Trustees of the Trust who are "interested persons" of the Trust or the Manager receive no salary or fees from the Trust. Likewise, no officer of the Trust receives any compensation paid by the Trust. Independent Trustees receive $10,000 each year for services to the Trust as a retainer, and receive $1,000 for each meeting attended in person or telephonically. Each Independent Trustee of the Trust received the following compensation for the fiscal year ending December 31, 2002:

---------------------- ------------- -------------------- --------------- --------------------
                                        Pension or
                        Aggregate     Retirement Benefits                 Total Compensation
                       Compensation   Accrued As Part of  Annual Benefits  from Trust Paid to
Name of Position        From Trust     Trust Expenses     Upon Retirement      Trustees
---------------------- ------------- -------------------- --------------- --------------------
Herbert A. Chesbrough    $14,000              $0                 $0           $14,000
---------------------- ------------- -------------------- --------------- --------------------
Anthony J. DePaula       $14,000              $0                 $0           $14,000
---------------------- ------------- -------------------- --------------- --------------------
Paul T. Heiner(1)          N/A                N/A                N/A            N/A
---------------------- ------------- -------------------- --------------- --------------------


(1)  This Trustee was appointed to the Board on January 31, 2003.


Board Interest in the Fund

As of March 31, 2003, the officers and Trustees of the Trust did not own any of the outstanding shares of the Fund.

Trustee Interest in Manager, Distributor or Affiliates % Ownership Neither the Independent Trustees, nor members of their immediate family, own securities beneficially or of record in the Manager, the Distributor or any affiliate of the Manager or Distributor. Accordingly, neither the Independent Trustees, nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Manager, the Distributor or any of their affiliates.

Trustee Interest in Any Material Transactions with Manager, Distributor or Affiliates During the two most recently completed calendar years (i.e., since January 1, 2001), neither the Independent Trustees, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Manager, the Distributor or any affiliate of the Manager or Distributor were a party.

Control Persons and Principal Holders of Voting Securities.

The Trust continuously offers its shares to separate accounts of insurance companies in connection with Contracts and to tax-qualified retirement plans. The Trust's shares currently are sold to insurance company separate accounts in connection with Contracts issued by those insurance companies. As March 31, 2003, the following person(s) owned of record 5% or more of the outstanding shares of the Fund:


Name and Address                                Shares    % Ownership  Type of Ownership
----------------------------------------------------------------------------------------
American General Life Insurance Company
2727A Allen Pkwy #5-36                          777,521       46.02%          Record
Houston, TX 77019-2107

American General Life & Annuity Co.
Attn:  Shareholder Accounting                   229,098       13.56%
1 Tower Sq.                                                                    Record
Hartford, CT 06183-0001

Jefferson Pilot Financial Insurance Company
1 Granite Place                                 168,490        9.97%          Record
Concord, NH 03301-3258

Travelers Life & Annuity Company                297,629       17.62%          Record
1 Tower Square
Hartford, CT 06183-0001
--------------------------------------------------------------------------------------



Because of current federal securities law requirements, the Fund expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

CALCULATION OF TOTAL RETURN

The Fund may advertise its total return. The total return of the Fund refers to the average compounded rate of return of a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each such period. In particular, total return will be calculated according to the following formula:

                                P (1 + T)n = ERV,
Where
   "P"          =    represents a hypothetical initial investment of $1,000;
   "T"          =    represents average annual total return;
   "n"          =    represents the number of years; and
   "ERV"             = represents the ending redeemable value of the initial
                     investment. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ERV will be adjusted to reflect the effect of any assumption of Fund expenses by the Manager.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations.

         The average annual total returns for the following periods are as follows:

--------------------------------------------------------------------------------
                           Average Annual Total Return
--------------------------------------------------------------------------------
        One-Year Period                           Life of Fund
   (Ending December 31, 2002)     (December 1, 2000* through December 31, 2002)
            -29.30%                                  -17.34%
-------------------------------- -----------------------------------------------


*    Commencement of Operations

Quotations of total return for a five year and ten year period ended on the date of the most recent balance sheet included in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

The Fund may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of the Fund over the entire period for which the quotation is given.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Composite Stock Price Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios may not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that any fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends, and it takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing a fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds or total returns, using reporting services, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time, the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose, from time to time, information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

PURCHASE AND REDEMPTION OF SHARES

The purchase or redemption price of shares is based on the next calculation of net asset value after an order is accepted in good form. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. Currently, the following holidays are observed by the NYSE: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Shares of the Fund are offered on a continuous basis.

DETERMINATION OF NET ASSET VALUE

In valuing the Fund's total assets:


o Equity securities principally traded on a securities exchange are valued at the last sale price on that exchange.
o Equity securities principally traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price ("NOCP"), unless the NOCP is not available, in which case the value is the Consolidated Closing Price reported by Nasdaq.
o Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported, are valued at the mean between the current bid and asked prices.

o Bond and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.
     o Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.
o Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates at the time of valuation.

Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE and may also take place on days on which the NYSE is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees.

Interest income on long-term obligations held for the Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premium.

The Fund's net asset value as of December 31, 2002 was calculated as follows:

                         Net Assets
                  ------------------------------ =     Net Asset Value per share
                   No. of Shares Outstanding

                          $11,359,511
                         ---------------         =     $6.65
                           1,708,250


REDEMPTION IN-KIND

If the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities. As a result, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value of the shares being sold. If a holder of shares received a distribution in kind, that holder could incur brokerage or other charges in converting the securities to cash.

TAXES

The Fund is treated for federal income tax purposes as a separate taxpayer. The Trust intends that the Fund shall qualify each year and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

As a RIC, the Fund will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains which are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

The Fund, by investing in foreign securities or currencies, may be subject to foreign taxes which could reduce the investment performance of the Fund.

To qualify for treatment as a regulated investment company, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock or securities.

In addition, the Secretary of the Treasury has regulatory authority to exclude from qualifying income described above foreign currency gains which are not "directly related" to a regulated investment company's "principal business of investing" in stock, securities or related options or futures. The Secretary of the Treasury has not to date exercised this authority.

Generally, in order to avoid a 4% nondeductible excise tax, the Fund must distribute to its shareholders during the calendar year the following amounts:

     o    98% of the Fund's ordinary income for the calendar year;
     o 98% of the Fund's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Fund were on a taxable year ending October 31 of the year in question and beginning November 1 of the previous year; and
     o any undistributed ordinary income or capital gain net income for the prior year.

The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Fund believes that it is not subject to the excise tax, the Fund intends to make the distributions required to avoid the imposition of such a tax. The Fund also intends to comply with the separate diversification requirements imposed by
Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, these regulations are imposed on the assets of the Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Fund may be represented by any one investment, nor more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by the Fund to both qualify as a regulated investment company and to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by the Fund to qualify as a regulated investment company would also subject the Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

In the event that rules or regulations are adopted, there can be no assurance that a Fund will be able to operate as currently described, or that the Trust will not have to change a Fund's investment objective or investment policies. A Fund's investment objective and the investment policies of a Fund may be modified as necessary to prevent any such prospective rules and regulations from causing Variable Contract Owners to be considered the owners of the Shares of the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on March 3, 2003.